UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
McMoRan Exploration Co. issued a press release, dated February 4, 2008, announcing positive drilling results at the Flatrock field, located on OCS 310 at South Marsh Island Block 212 in approximately 10 feet of water.

Additionally, McMoRan announced that production has been established from two wells on OCS 310/Louisiana State Lease 340, including the Flatrock No. 1 discovery well at South Marsh Island Block 212 and the Hurricane Deep discovery well at South Marsh Island Block 217.  Both wells, which are located in approximately 10 to 12 feet of water, were brought online using the existing Tiger Shoal production facilities (see Exhibit 99.1).

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        McMoRan Exploration Co.

                        By: /s/ Nancy D. Parmelee
                        Nancy D. Parmelee
                        Senior Vice President, Chief Financial Officer &
                        Secretary
                        (authorized signatory and
                        Principal Financial Officer)

Date:  February 6, 2008

McMoRan Exploration Co.
Exhibit Index

Exhibit Number
99.1 Press Release dated February 4, 2008, titled “McMoRan Exploration Co. Announces Third Successful Well at Flatrock and First Production at Flatrock No. 1 and Hurricane Deep.”